Exhibit 10.1

MTIX Limited Bankfield Mills Wakefield Rd. Huddersfield HD5 9BB, UK T O : DIGITAL Power Corporation 48430 Lakeview Blvd. Fremont, CA 9438 +1 (510) 657-2635 S H IP T O : See Below P . O . N u m b e r : 2121 [The P.O. number must appear on all related correspondence, shipping papers, and invoices] P . O D A T E R E Q U I S IT I O N E R S H IP P E D V I A F . O . B . P O I N T T E R M S 3/7/2017 MTIX Ground / Ocean Factory Ex-Works Net30 L I N E Q T Y. D E S C R I P T I O N U N IT P R I C E T O T A L 1 2 MTiX MLSE Model MLSE Revision 3 Assembly and Test to be performed by DIGITAL per SOW Appendix A, on site to be determined Delivery date 12/31/2017 Cost + $100K Cost + $100K 2 6 MTiX MLSE Model MLSE Revision 3 Assembly and Test to be performed by DIGITAL per SOW Appendix A, on site to be determined. Delivery date: August 2018 USD $2,000,000.00 USD $12,000,000.00 3 17 MTiX MLSE Model MLSE Revision 3 Assembly and Test to be performed by DIGITAL per DIGITAL Appendix A, on site to be determined Delivery date: August 2019 USD $2,000,000.00 USD $34,000,000.00 Enter this order in accordance with the prices, terms, delivery method, and specifications contained herein. Please notify us immediately of any issue impacting timely delivery The Statement Of Work (SOW) will be finalized by April 30th 2017 for the first two systems. Subsequent Statement(s) Of Work to be finalized 30 days prior to release of each additional unit. Send all correspondence to: Manuel Turchan MTIX Limited Bankfield Mills Wakefield Rd. Huddersfield HD5 9BB mturchan@mti-x.com Authorized by Pravin Mistry March 10, 2017 MTIX LIMITED PURCHASE ORDER TERMS AND CONDITIONS 1. AGREEMENT This order contains the entire agreement between MTIX LIMITED, (hereinafter "MTIX” or “BUYER”) and DIGITAL Power Corporation, (hereinafter "DIGITAL” or “SELLER”) and is not subject to variation, irrespective of the wording of DIGITAL's acceptance, without the prior written agreement by MTIX. Any additional or different terms of DIGITAL's acceptance are hereby expressly rejected. This order is considered accepted by the DIGITAL and shall become a binding order including all terms and conditions contained or referenced herein and/or contained or referenced in documents attached hereto as specified when executed and delivered by both parties hereto; and • Appendix A, Statement of Work attached at the end of this Agreement hereto; and Any and all instructions, directions, communications and/or correspondence by MTIX to or with DIGITAL under this order shall be effective only if made by the "Contact Person". 2. DEFINITIONS a. “Product(s)” shall refer to MTIX’s patented, technical textile treatment system(s) that utilize the proprietary laser/plasma hybrid processing technology,(MLSE). Products include the MLSE process, controls and related components. b. “Costs” shall mean all costs associated with the assembly of a MTIX system including materials, purchased components comprising the system, assembly labor, engineering, integration, testing, installation, and shipping costs, approved non executive travel expenses plus a reasonable TDB markup on non-executive labor, but not including, engineering and indirect labor, infrastructure improvement, depreciation, overhead, administration, legal costs, or any other indirect costs except where otherwise explicitly agreed to in writing by MTIX. “Contact Person” shal mean either Pravin Mistry or Manuel Turchan for MTIX or Jack McDonnal or Amos Kohn for DIGITAL c. “Warranty” shall mean the document to be provided by DIGITAL specifying commercial terms warranted and stipulated between the parties hereto and further described in section 7, WARRANTY, below 3. MTIX PROVISION OF PROCUREMENT REQUIREMENTS a. Requirements for approval of product, procedures, processes and equipment b. Requirements for qualification of personnel, c. Quality management system requirements and certification d. The identification and revision status of specifications, drawings, process requirements, inspection/verification instructions and other relevant technical data e. Requirements for design, test, inspection, verification (including production process verification), use of statistical techniques for product acceptance, and related instructions for acceptance by the organization, and as applicable critical items including key characteristics f. Requirements for test specimens for design approval, inspection/verification, investigation or auditing 4. INSPECTION, ACCEPTANCE AND REJECTION a. All goods to be delivered and services to be performed hereunder shall be subject to inspection, surveillance and test in accordance with the terms of this order, including the period and place of manufacture or performance, by MTIX.. b. DIGITAL and DIGITAL's subcontractors shall provide and maintain an inspection system in accordance with ISO9001. Upon two weeks written notice to DIGITAL or, as applicable, DIGITAL's subcontractors, when in production, Representatives and/or Inspectors of MTIX shall have reasonable access to all areas on the premises of the DIGITAL, or of DIGITAL's subcontractors, in which work on this order is being performed. DIGITAL, and DIGITAL's subcontractors, shall provide all reasonable facilities for the safety and convenience of the representatives and/or inspectors. DIGITAL shall furnish to the representatives and/or inspectors all information and data as may reasonably be required to perform their inspections. During any such access to DIGITAL or, as applicable, DIGITAL's subcontractors' premises, Representatives and/or Inspectors of MTIX shall, in all material respects, comply with all reasonable rules and regulations, including for example workplace safety rules, relating to said premises, and MTIX shall indemnify, defend and hold harmless DIGITAL and its subcontractors from and against any and all losses, including without limitation reasonable attorneys' fees and court costs, incurred as a result of MTIX's Representatives' and/or Inspectors' negligence during said visits. All goods to be delivered hereunder shall be subject to final inspection, test and acceptance by MTIX prior to shipment and at destination in TBD, or such other destination specified in the face of this order, notwithstanding any payment or inspection at source. MTIX shall accept or give written notice of rejection of goods delivered and services performed hereunder within ninety (90) days after receipt of such goods or completion of such services. Acceptance by MTIX shall not waive any rights that MTIX might otherwise have under "Warranty" or, subject to the limitations set forth in Article 5, at law. Payments for goods on this order prior to inspection shall not constitute acceptance thereof and is without prejudice to any claim that MTIX may have against DIGITAL. c. In the event of any tender of goods or services which is nonconforming, meaning goods or services that do not conform to the specifications set forth in MTIX's order, MTIX's sole and exclusive remedy shall be any one of the following: (i) to return said nonconforming goods to the location chosen by DIGITAL; (ii) to hold nonconforming goods for a reasonable period pending a determination to accept or reject any or all thereof; (iii) to return, replacement 5. SUB-SUPPLIERS – A DIRECTED BUY PROTOCAL a. DIGITAL’s suppliers for All major components and subcomponents used in the assembly of MTIX’s systems, will be MTIX directed sourcing, determined by, and at the sole discretion of MTIX. MTIX will negotiate terms and prices and all contract provisions commonly associated with such purchases from such suppliers. All contact with such suppliers will channel through MTIX’s Contact Person. Until such time as MTIX determines at its’ sole discretion that DIGITAL is capable as a manager of MTIX’s primary vendors and component suppliers, not to be unreasonably with held. MTIX will work closely with a DIGITAL designee during the assembly of the first two units to introduce suppliers and insure that DIGITAL understands the historical realtionships, prior negotiations and prepare for appropriate handoff. b. DIGITAL will issue their Purchase order to such suppliers that will first be approved and signed by MTIX’s President, Pravin Mistry or Manuel Turchan and include MTIX’s Request for Quotation (RFQ), Purchase Order Terms and Conditions, Confidentiality, Intellectual Property warrants and any other documentation that MTIX may require. 6. QUALITY CONTROL AND INSPECTION a. DIGITAL agrees to provide and maintain a current, certified quality control system in accordance with ISO9001 and provide access to DIGITAL's facilities at all reasonable times and subject to reasonable prior written notice for surveillance periodically by MTIX. b. DIGITAL agrees to provide to MTIX a certificate of conformance, traceable to the original manufacturer with the shipment for each item. A single document listing multiple items in the same shipment is acceptable. c. DIGITAL must retain all records and files supporting certificates of conformance issued to MTIX for a minimum of five (5) years or longer if specified in the Purchase Order. d. DIGITAL agrees to provide CE Marking for the completed System and its’ relevant sub -systems e. Items provided by DIGITAL shall be factory new at time of delivery unless otherwise indicated in the Purchase Order or prior written authorization is obtained from MTIX. f. MTIX shall conduct regular reviews of on-time delivery status and non-conformance records to insure compliance with MTIX requirements. Repetitive or serious discrepancies in delivery or conformance may be cause for revocation of DIGITAL's approval to be a DIGITAL to MTIX. g. Products and Services will only be deemed accepted when they have actually been counted, inspected and tested and approved by MTIX and found to be in conformance with this Order. MTIX will have a reasonable opportunity to inspect Products and Services. MTIX will also have the right to reject the Products as though they had not been accepted for a minimum of 60 days after any latent defect in the Products has become apparent. At MTIX's request, DIGITAL promptly will issue a return material authorization ("RMA") to MTIX for non-conforming Products, and Products rejected, in excess of the amount ordered, or delivered in advance of the delivery schedule. h. Title to Products designated for return by MTIX will immediately revert to DIGITAL at the time of MTIX's designation. DIGITAL promptly will evaluate the Products/Services to identify the root cause of the defect or non- conformance, and provide MTIX with a detailed analysis. 7. WARRANTY a. DIGITAL warrants each good of its own manufacture, assembly or integration to be free from defects in workmanship for a period of 12 months beginning on the date that is the earlier of (i) the date of MTIX's delivery of said goods to MTIX's customer or (ii) the date which the DIGITAL's invoice to MTIX with respect to said good, provided the good has not been altered, damaged, abused or used in a manner other than specified by DIGITAL in writing. DIGITAL will repair or replace, at MTIX's discretion, without further charge, defective product under this warranty, provided the good(s) shall have been approved in advance by the factory for return and thereafter returned, freight prepaid by ; DIGITAL shall pay the freight cost to ship replacement or, as applicable, repaired goods to MTIX at a destination designed by MTIX in TBD. Any good returned for repair under this warranty and determined by DIGITAL to be working within specifications, and therefore not defective, shall not be subject to a handling charge. Repairs for goods outside of the warranty period are available at applicable repair charges as determined prior stipulation by the parties hereto.. b. DIGITAL'S ENTIRE LIABILITY FOR BREACH OF THE LIMITED PRODUCT WARRANTY SET FORTH HEREIN. STATES, NEITHER DIGITAL NOR ANY PERSON ON DIGITAL'S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR PERFORMANCE OF GOODS OR PRODUCTS EXCEPT TO STANDARDS SPECIFIC TO THE COUNTRY OF IMPORT, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OTHER OF WHICH ARE EXPRESSLY DISCLAIMED, AND (2) MTIX ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY DIGITAL OR ANY OTHER PERSON ON DIGITAL'S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT. 8. DELIVERY, SHIPPING AND PACKING a. Deliveries shall be in accordance, in all material respects, with the schedule and quantities as specified in this order and DIGITAL shall adhere to the delivery and completion schedules specified herein. If, at any time, DIGITAL believes it may be unable to comply with the delivery or completion schedules, DIGITAL shall immediately notify MTIX in writing of the probable length of any anticipated delay and the reasons for it, and shall continue to notify MTIX of any material change in the situation. In the event of such notification or of an actual failure by DIGITAL to comply with the delivery or completion schedules: (i) DIGITAL shall, make every effort to avoid or minimize the delay to the maximum extent possible including the expenditure of premium time and (ii) MTIX may require DIGITAL to ship goods via air freight or expedited routing to avoid or minimize the delay. In the event of early delivery, MTIX may store goods at DIGITAL's expense. Unless otherwise agreed in writing, DIGITAL shall not make material commitments or production arrangements in excess of the amount or in advance of the time reasonably required to meet MTIX's delivery schedule. DIGITAL shall not ship goods to arrive at MTIX's plant earlier than two (2) weeks in advance of the specified schedule unless authorized in writing by MTIX. At MTIX's option, any such deliveries may be returned to DIGITAL at DIGITAL's expense and payment deferred to the date payment would become due according to the specified schedule. b. All goods to be supplied by DIGITAL hereunder shall be shipped to MTIX, at the point designated on the Purchase Order Release. Unless otherwise set forth in the order, delivery terms shall be FOB End user’s Factory. Title and risk of loss shall pass to MTIX upon acceptance of the goods at the end user’s facility. DIGITAL will use MTIX designated carrier and shipping account unless written authorization is provided to deviate in advance. On the date of shipment, DIGITAL shall send electronically, original bill of lading, air bill or express receipt reflecting MTIX's Purchase Order Number to MTIX at purchasing@MTIX.com. c. All goods shall be packed in accordance with commercial practice to prevent damage or deterioration and secure lowest transportation rates, in shipping containers (unless otherwise provided in this order) provided by DIGITAL, which are suitable for protection of said goods during shipment. No charges will be paid by MTIX for preparation, packing, crating, reusable containers or shipment unless so stated in this order. Each container shall be marked with MTIX's Purchase Order Number. Each container of a multiple container shipment shall be identified (i) to show the number of the container and the total number of containers in the shipment; and (ii) the number of the container in which the packing list has been enclosed. All shipments by DIGITAL must include in a conspicuous and easily accessible place on the inside of the shipping container packing lists containing MTIX's Purchase Order Number, quantity, part number/size, description of the goods shipped and appropriate evidence of inspection, including acceptance test reports, material test certificates, certificates of conformance and/or serviceability tags, and CE marking certification where applicable In addition, a duplicate set of the aforementioned documentation shall be in a conspicuous and easily accessible place on the outside of the shipping container. 9. CHANGES MTIX may, at any time exclusively by a written order signed by its authorized representative, and without notice to sureties, request or make changes within the general scope of this order which affect the (i) drawings, designs or specifications; (ii) description of services to be performed; (iii) methods of shipment or packing; (iv) place of inspection, delivery or acceptance; (v) delivery/performance schedules, (vi) data requirements and/or (vii) quality or items to be delivered. DIGITAL will review said change order requests to determine, among other things, the engineering capability needed to comply with such request. In the event DIGITAL determines it can implement the change order request, DIGITAL will notify MTIX of its determination within a reasonable period of time and will quote the time and price applicable to such change order. In the event MTIX accepts such quote, MTIX will notify DIGITAL in writing of such acceptance within ten (10) business days of MTIX's receipt of said quote. Anything herein to the contrary notwithstanding, regardless of whether a change order is requested and approved, MTIX shall continue to receive goods under the original order as scheduled and must continue to pay for same pursuant to the original order. Should any change result in an increase in the cost of this order, an equitable adjustment in the contract price shall be made with respect to the order and the order shall be modified in writing accordingly. From time to time, DIGITAL will notify MTIX of engineering product updates required because of, for example, field operation feedback, design improvements or obsolete materials. In such notice, DIGITAL will include a quote for DIGITAL to perform such updates. If MTIX accepts such quote, it shall issue a change order requesting such updates pursuant to the terms of the quote or as otherwise mutually agreed upon by the parties in writing. 10. PRICES, TAXES, INVOICES AND PAYMENTS a. The prices stated in this order including all costs and expenses, are stated in U.S. Dollars, unless otherwise specified in this order. b. MTIX shall pay all taxes and import or export or other duties of any kind including those taxes or duties that may be imposed or assessed on any MTIX furnished property (data, information, materials, parts, components or tooling). All such taxes and duties, existing, new or increased, shall not be included in the prices stated in this order. c. For each shipment of goods or completed item of services DIGITAL shall submit an original invoice marked "original" and two copies marked "copy" to MTIX. Purchase order numbers must appear on all shipping documents, invoices, quality certifications, and packing lists. Together with each invoice, DIGITAL shall deliver a copy of all appropriate evidence of inspection of the goods, including without limitation, acceptance test reports, material test certificates and certificates of conformance. d. Payments shall be made pursuant to the following schedule: I. Long Lead Items and Custom Materials: Paid in full upon receipt by DIGITAL and invoiced thirty (30) days from the date therof. II. Production Units: • 30% at purchase order • 40% at upon delivery • 30% upon acceptance at the final destination III. Payment by MTIX of amounts invoiced is immediately due 30 days after the passing of title at delivery. Payment thereafter, up to and including the 30th day from the date of invoice, shall be for the net amount of invoice. After sixty (60) days, DIGITAL will compute and invoice, and MTIX agrees to pay, a late payment charge equal to 1.5% per month for each month an invoice remains unpaid in excess of thirty (60) days from the date of invoice. In the event MTIX fails to make payment within thirty (30) days, DIGITAL reserves the right to suspend credit and delay further shipments until terms are met. e. All invoices must include the following language: "DIGITAL certifies that the invoice(s) submitted with respect thereto are free from any material false statement or misrepresentation and do not omit any material facts." f. No payment under this Section shall be construed as evidence of the acceptance of the quality of Services rendered and/or Documentation provided. 11. TERMINATION / CANCELLATION / DISCONTINUANCE OF PRODUCTS OR SERVICES a. MTIX may cancel any order at any time at its’ own discretion. If MTIX cancels its order for any reason other than a material default by DIGITAL, MTIX then shall be liable for all verified material and labor expenses incurred up to the date of cancellation plus any cancellation charges by sub-DIGITALs or any projected labor to be completed within 30 days from notice of cancellation by email or any other written means of cancellation. All cancellation charges are subject to confirmation of relevancy and acceptance by MTIX. b. Digital will not stop providing any Product or Service to or for MTIX for any reason, for the longer of (i) 3 years after commercial production qualification by MTIX of (a) the Product or Service, or (b) a MTIX product or service incorporating the Product or Service (whichever occurs later), or (ii) 2 years from the issue date of this Order (" Minimum Order and Supply Period"). After the Minimum Order and Supply Period expires, if DIGITAL intends to stop providing any Product or Service to or for MTIX for any reason, DIGITAL will give MTIX at least 6 months prior written notice ("End of Life Period"), during which time MTIX may continue to place orders for such Product(s) and Service(s), with delivery not to exceed 6 months from the date of the order. At MTIX's request, DIGITAL will (i) assist MTIX in making alternative supply arrangements for the discontinued Product(s) or Service(s). 12. SERVICE AND SUPPORT DIGITAL will provide training, documentation, installation, startup assistance, maintenance and service, all of which shall be quoted and billed separately, as requested by MTIX. Digital will provide MTIX information about outstanding deliverables and any actual or potential issues related to DIGITAL's performance under this Order. Upon request, DIGITAL will provide (a) for purchase, spare parts and spare Products to MTIX authorized service centers for service and repair of Product(s) and MTIX product(s), and (b) MTIX access to and use of any tools, equipment, materials, software, premises, and Intellectual Property Rights necessary for the repair, support, manufacture, or supply of Products or Services or for use of Products or Services in or with MTIX product(s) or service(s). Unless a longer period is specified, DIGITAL will make spare parts and repair services available for 7 years after last delivery under this Order. DIGITAL will have a detailed, written business interruption and recovery plan, including business impact and risk assessment, crisis management, information technology disaster recover, and business continuity. DIGITAL will update the plan annually and notify MTIX in writing of any activation of the plan. Within 60 days of MTIX’s request, DIGITALwill provide MTIX a copy of the plan. 13. PROPERTY DIGITAL shall keep all tools, fixtures, jigs, material and other equipment (collectively "property") furnished by MTIX, to the extent practicable, segregated and clearly marked as “MTIX Owned Property” and will maintain a complete inventory thereof. Title and right of immediate possession of all such property shall be transferred to DIGITAL. The property shall be maintained and replaced, if necessary, by DIGITAL at DIGITAL’Scost. If MTIX provides any property to DIGITAL, then DIGITAL shall adequately insure such property against loss and damage, and provide evidence of such insurance to MTIX upon its request 14. SPECIAL TOOLING Except as may be otherwise provided for in this order, jigs, dies, fixtures, molds, patterns, special gauges, special test equipment and other items of special tooling (collectively, the "special tooling") shall be furnished by and at the expense of DIGITAL. Such special tooling shall be kept in good condition by the DIGITAL and when necessary shall be replaced by DIGITAL all without expense to MTIX. Title to such special tooling shall remain with DIGITAL for three (3) years upon receiving the initial order. MTIX shall become the owner thereof, entitled to possession at the completion of the order, or such earlier date as the parties may agree following three (3) years from the initial purchase order date. In the event an accepted change order requires DIGITAL to update its tooling or purchase additional tooling, DIGITAL shall pay for said updates and additional tooling as mutually agreed by both parties. DIGITAL may, in its discretion, make such payments either in whole up front or request that DIGITAL amortize said costs to be paid with future invoices as mutually agreed by both parties. 15. NON DISCLOSURE; PUBLICITY a. Neither party shall, without the written consent of the other party, either prior to, during or after the performance of the work required hereunder, use, other than for such performance, or disclose to any person, other than a duly authorized representative of the disclosing party, any information, data, material or exhibit created, developed, produced or otherwise obtained in the course of the work required hereunder, or any information contained in reports, drawings, documents, or other records furnished to said party (collectively, "information"). Information provided by a party (the "disclosing party") remains the property of MTIX and shall be returned to MTIX upon completion of the obligations under this order or upon written demand. Each party further agrees that it will not divulge any matter, the disclosure of which would be detrimental to the interests of the other party. The restrictions of this clause shall not apply to information in the prior possession of a party or acquired by a party from a source other than the disclosing party that has the right to disclose such information or to the extent disclosure is required under applicable law or legal process. b. Neither party shall, without the prior written consent of the other: (i) make any news release, public announcement, denial or confirmation of all or any part of the subject maker of this order, or any phase of any program hereunder, or (ii) in any manner advertise or publish the fact that MTIX has placed this order. 16. PATENT, TRADEMARK, COPYRIGHT AND TRADE SECURITY INDEMNITY AND INTELLECTUAL PROPERTY a. Subject in all events to the limitations set forth, herein, the extent that the goods purchased under this order have not originated with MTIX, DIGITAL agrees to indemnify and hold harmless MTIX against any expense, loss or liability (including attorney's fees) for any actual or alleged infringement of any patent, trademark, copyright, or trade secret arising from or related to the use, sale, manufacture or disposal of such goods, so long as said use, sale, manufacture and disposal complies with the terms hereof (including any liabilities that MTIX may have incurred to its customers as a result of such actual or alleged infringement). Upon receipt of notice of any claim or suit alleging such infringement, DIGITAL agrees to defend MTIX at DIGITAL's expense. During the pendency of any such claim or suit, and (where necessary) upon settlement thereof, DIGITAL shall, at DIGITAL's expense, either (i) substitute equivalent, non- infringing goods, or (ii) modify the goods so that same no longer infringe but remain equivalent, or (iii) obtain for MTIX and MTIX's customers the right to continue use of the goods in accordance with the terms of the order. b. Any technical data, know-how or other intellectual property created, invented, generated or developed by MTIX pursuant to this order shall be owned by MTIX ("Foreground MTIX IP"); Any technical data, know-how or other intellectual property created, invented, generated or developed by DIGITAL pursuant to this order shall be owned by MTIX ("Foreground DIGITAL IP"). 17. SUBCONTRACTING Only with MTIX’s written consent, in each and any case or event, shall DIGITAL subcontract for the design, development or procurement of the whole or any substantial portion of Major Componets, ordered hereunder. MTIX's consent to any such subcontract shall not relieve DIGITAL from any obligation imposed by this order or impose on MTIX any responsibility for the work to be performed under such subcontract. All subcontracting shall be subject to 5.a. and b. above. 18. NOTICE OF LABOR DISPUTE a. Whenever DIGITAL has knowledge that any actual or potential labor dispute is delaying or threatens to delay the timely performance of this order, DIGITAL shall immediately give MTIX notice thereof and all relevant information with respect thereto, and shall notify MTIX of any material changes in the information required hereunder. b. DIGITAL agrees to insert the substance of this Article, including paragraph (b), in any subcontract hereunder wherein a labor dispute may delay the timely performance of this order. c. MTIX reserves the right to resource, cancel or change any order or release to mitigate any potential losses or delays due to this labor disputes. 19. INSURANCE Each of the MTIX and the DIGITAL, in relation to their respective part in the performance will ensure that the required insurance coverage is acquired to cover the risks arising from the supply of the products and activities for which they are responsible, including property that will be at them or controlled by them due to performance of the said agreement. The DIGITAL will therefore acquire the following insurance coverage in regard to its specific work-share: a. Workman's compensation insurance, as required by UK law or US law when aclipable; b. Third party general, bodily injury and property damage, casualty, contractual liability, products and completed operations policies. 20. PRECEDENCE In the event of any inconsistency between the clauses, attachments, specifications or provisions which constitute this order, the following order of precedence shall apply; (i) the terms and conditions contained in these General Terms and Conditions; (ii) Statement of Work, Appendix A, to be attached hereto or referenced or linked in the order; and then All goods listed herein to which MTIX's specifications are applicable must comply with such specifications current as of the date of this order. MTIX's specifications shall prevail over any subsidiary documents referenced therein. 21. GRATUITIES AND CONTINGENCIES a. DIGITAL agrees that in consideration of this order, neither DIGITAL nor any agent of representative of DIGITAL has nor will pay any fees, commissions, percentages, brokerage fees or other sums to persons contingent upon or resulting from execution of this order nor has or will DIGITAL extend or offer any form of compensation or remuneration to MTIX's or any of its affiliate's employees for the purposes of securing this order, or obtaining favorable treatment with respect to DIGITAL's performance of this order. b. In the event of breach of violation of the agreements described in (a) above, MTIX shall have the right at its option to terminate this order for default, subject to Section 11 a., and b.or at its option may deduct from amounts that otherwise may be owed DIGITAL the full amount of any such fees, commission, remuneration or other sum. 22. COMPLIANCE WITH LAWS AND EXPORT APPROVALS In the performance of this order, each party shall comply with all applicable statutes, rules, regulations and orders of said party's country and of any state or local authority or political subdivision thereof. Each party shall indemnify, save harmless and defend the other from and against all losses, costs, fees including attorney's fees, and damages arising, directly or indirectly, from any actual or alleged failure by said party to comply with any of the aforesaid statues, rules, regulations and orders. 23. RECORDS AND AUDIT DIGITAL shall retain all records and documents pertaining to the goods covered by this order for a period of no less than three (3) of each product delivery and invoice. Such records and documents shall date back to the time this order was issued and shall include without limitation, catalogs, price lists, invoices and inventory records for purposes of verification of prices or rates charged by DIGITAL for goods procured by MTIX. Said records shall be both in hard copy and digital form. 24. OWNERSHIP OF PROPERTY, SPECIFICATIONS AND WORK PRODUCT DIGITAL will provide all labor, materials, tools, equipment, personnel, supervision, and facilities necessary to provide the Products. All tools, equipment, dies, gauges, models, drawings, software or other materials paid for by MTIX or furnished or bailed by MTIX to DIGITAL ("Property") are, and remain, the sole property of MTIX and will be used only for manufacturing, testing or supplying the Products to MTIX under this Order. DIGITAL agrees that any suggestions, comments related inventions, developments, improvements or other feedback developed by DIGITAL for MTIX with respect to Products or MTIX Products or Confidential Information provided by MTIX ("Feedback") is given entirely voluntarily and DIGITAL hereby grants to MTIX all right, title and interest to such IP, and to use, have used, disclose, reproduce, modify, license, distribute or exploit the Feedback for any purpose, entirely without obligation, payment or restriction on use or disclosure of any kind. MTIX will retain ownership of all specifications, designs, knowhow and other documentation for the Products and will be the owner of all modifications and enhancements made by or for MTIX or by or for DIGITAL to such specifications and documentation ("Specifications"), including without limitation any modifications or enhancements to such Specifications based on DIGITAL's Feedback. Additionally, DIGITAL agrees that all materials in whatever form and all modifications or enhancements to the Products prepared or produced by DIGITAL under this Order ("Work Product") are a "work made for hire" under the copyright laws of the United States and other applicable jurisdictions and are assigned to and will become the sole property of MTIX. At MTIX's request and expense, DIGITAL will execute all papers and provide reasonable assistance to MTIX necessary to vest ownership in MTIX of, and to enable MTIX to obtain Intellectual Property Rights in, all such Work Product, Feedback, and modifications or enhancements to Specifications. "Intellectual Property Rights" means any and all: (i) copyrights, trademarks, trade names, domain names, goodwill associated with trademarks and trade names, designs, and patents; (ii) rights relating to innovations, know-how, trade secrets and Confidential Information (technical and non-technical); (iii) moral rights, mask work rights, author's rights, and rights of publicity; and (iv) other industrial, proprietary and intellectual property-related rights anywhere in the world that exist prior to the Acceptance Date or hereafter come into existence, and all renewals and extensions of the foregoing, regardless of whether or not such rights have been registered with the appropriate authorities in such jurisdictions in accordance with the relevant legislation. Title to all work and Work Product, whether or not completed and to all materials on account of which any payment has been made by MTIX, will vest in MTIX. DIGITAL will (a) safeguard all Property: while it is in DIGITAL's custody and control; (b) be liable for any loss or damage to the Property; (c) keep the Property free from all liens or charges of any type; (d) use the Property only for MTIX Products; and (e) return the Property to MTIX upon request without further bond or action. DIGITAL agrees to waive and hereby does waive any lien it may have in regard to the Property and to ensure that subcontractors do the same. 25. FORECASTING AND ORDERING DIGITAL will use forecasting, ordering, and delivery systems as directed by MTIX, the terms and conditions of which are incorporated into and made a part of this Order. 26. PACKING, DELIVERY AND SHIPMENT All Products will be packed and shipped in accordance with instructions or specifications contained in this Order or provided by MTIX. In the absence of any such instructions, DIGITAL will comply with best commercial practices to ensure safe arrival at destination at the lowest transportation cost. DIGITAL shall ensure that Products which are potentially dangerous to health or safety shall be delivered only in suitable protective packaging or containers, the external surfaces of which shall be clearly labeled so as to indicate any hazards to health and safety involved in handling and/or using the Products. TIME IS OF THE ESSENCE ON THIS ORDER. Unless otherwise stated on the face of this Order, the delivery term for all deliveries under this Order is "FCA delivery point stated in this Order (Incoterms 2016)", or TBD Bby MTIX prior to the delivery date. DIGITAL is responsible for loss or damage caused by DIGITAL and discovered after transfer of title. No charge will be allowed for packing, labeling, commissions, customs, duties, storage, crating, express handling or travel, unless specifically indicated on this Order or under a mutually agreed separate logistics support program. 27. GOVERNING LAW AND JURISDICTION a. Unless the parties hereto stipulate to in writing otherwise, this Agreement and any non-contractual obligations arising out of or in connection with it will be governed by the law of England and Wales. b. The courts of England and Wales have exclusive jurisdiction to determine any dispute arising out of or in connection with this Agreement (including in relation to any non-contractual obligations). This Agreement is executed as a deed and delivered on the date stated at the beginning of this document. 28. IMPORT / CUSTOMS DIGITAL will comply with: (i) all import and customs laws, regulations and administrative determinations of the importing country; and (ii) all security criteria of the importing country's government security program. If DIGITAL is providing Products to be delivered to, or services to support delivery to, the United States, Suppler will comply with the security criteria of the U.S. Customs and Border Protection's Customs-Trade Partnership against Terrorism (C-TPAT) Program (available at www.cbp.gov). If DIGITAL is the exporter of record for any shipments, DIGITAL will obtain all export authorizations from the United States government or other governments that may be required to lawfully make such shipments. In addition to any other remedies MTIX may have, DIGITAL will be liable for all Damages related to any representations made by DIGITAL with respect to documentation or other Customs or Governmental requirements with regard to entry requirements, classification, valuation, preferential treatment, duty drawback or trade terms (INCOTERMS). 29. LIMITATION OF LIABILITY DIGITAL'S LIABILITY UNDER OR FOR BREACH OF THIS AGREEMENT SHALL BE LIMITED TO AN AMOUNT EQUAL TO, IN THE AGGREGATE, THE PURCHASE PRICE PAID. IN NO EVENT SHALL DIGITAL BE LIABLE FOR COSTS OF PROCUREMENT OR SUBSTITUTE GOODS, LOSS OF PROFITS, OR FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, BREACH OF CONTRACT, REPUDIATION OF CONTROL, NEGLIGENCE OR OTHERWISE. IN NO EVENT WILL DIGITAL BE LIABLE TO MTIX OR ANY THIRD PARTY, WHETHER IN TORT, CONTRACT OR OTHERWISE, (A) FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES INCURRED BY ANY PERSON, OR (B) IN EXCESS OF PAYMENTS MADE TO DIGITAL. 30. MISCELLANEOUS a. Any action or inaction by a party or the failure of a party, on any occasion, to enforce any right or provision of this order shall not be construed to be a waiver by such party of its rights hereunder, and shall not prevent such party from enforcing such provision or right on any future occasion. A determination that any portion of this order is unenforceable or invalid shall not affect the enforceability or validity of any of the remaining portions of this order. b. The rights and remedies of MTIX herein are cumulative, and are in addition to any rights or remedies that MTIX may have at law or in equity; provided, however, that in no event shall DIGITAL's aggregate liability under or for breach of this Agreement exceed the limitations of liability. c. Assignment by a party of this order or any interest therein or any payment due or to become due there under, without the written consent of the other, shall be void. d. DIGITAL shall be entitled at all times to set off any amount owing at any time from MTIX to DIGITAL against any amount payable at any time by MTIX. e. Each party and representatives nominated by a party for the performance of its rights and obligations under the order shall, to the extent such performance takes place in the other party's premises, be subject to such other party's relevant security regulations. f. Wtihout changing the total value of this purchase order, after completion of the first unit and prior to the completion of the second unit, the parties hereto will review the costs and potentially adjust the quantities of systems and/or services to be aligned with then current costs, non-reccuring costs and other potentially inflationary or deflationary factors. They will at this time also agree upon the next reasonable review milestone. g. Notwithstanding any other provision contained herein, DIGITAL agrees to indemnify and hold MTIX harmless against any and all third party claims for damages to the extent arising out of DIGITAL's gross negligence or willful misconduct. MTIX agrees to indemnify and hold DIGITAL harmless against any third party claims for damages to the extent arising from MTIX's gross negligence or willful misconduct. h. Except if title has heretofore passed to MTIX or MTIX's customers under other provisions of this order, title to the articles shall pass to MTIX upon delivery of the articles to MTIX or MTIX customer. i. DIGITAL shall notify MTIX of every article ordered hereunder which contains material hazardous or injurious to the health or physical safety of persons even though said hazard or injury may only occur due to mishandling or misuse of the article. DIGITAL shall identify the hazardous or injurious material, notify MTIX of the effects of such material on human beings and the physical manifestations that could result there from and supply IAIA warning labels (and instructions) to warn persons coming in contact therewith of the hazard and its effects. j. DIGITAL represents and warrants that no element of the Order includes any commission or other contingent fees. k. Unless specified otherwise on the face of the order, these General Terms and Conditions and SOW will constitute the entire agreement between DIGITAL and MTIX related to the subject matter hereof. IN WITNESS WHEREOF, the Parties have signed this AGREEMENT on the date set forth below. MTIX Ltd. By: Name: Pravin Mistry Title: CEO & President Date: March 10, 2017 Digital Power Corporation By: Name: Amos Kohn Title: President & CEO Date: March 14, 2017